Filed pursuant to Rule 497(a)

File No. 333-179431

Rule 482ad

Hercules Prices Public Offering of $75.0 Million 7.00% Senior Unsecured Notes Due 2019

Palo Alto, Calif.— September 19, 2012—Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (the “Company”) today announced that it has priced an underwritten public offering of $75.0 million in aggregate principal amount of its 7.00% senior unsecured notes due 2019 (the “Notes”). The Notes will mature on September 30, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after September 30, 2015. The Notes will bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2012. The Company has also granted the underwriters a 30-day option to purchase up to an additional $11.25 million in aggregate principal amount of the Notes to cover overallotments, if any. The Company expects to list the Notes on the New York Stock Exchange under the trading symbol “HTGY.”

The Company intends to invest the net proceeds of this public offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

Stifel, Nicolaus & Company, Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and RBC Capital Markets, LLC are acting as joint book-running managers of this offering. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Janney Montgomery Scott LLC, JMP Securities LLC, Sterne, Agee & Leach, Inc., Stephens Inc. and Wunderlich Securities, Inc. are acting as co-managers of this offering.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Stifel, Nicolaus & Company, Incorporated, Attention: Equity Syndicate Department, One South Street, 15th Floor, Baltimore, MD 21202, by calling (443) 224-1988 or by email at SyndicateOps@stifel.com, (2) Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, One Madison Avenue, New York, NY 10010, by calling (800) 221-1037 or by email at newyork.prospectus@creditsuisse.com, (3) Goldman, Sachs & Co., Attention: Prospectus Department, 200 West Street, New York, NY 10282, by calling (866) 47-2526 or by email at prospectus-ny@ny.email.gs.com, or (4) RBC

Capital Markets, LLC, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, by calling (866) 375-6829 or by email at RBCNYFixedIncomeProspectus@rbccm.com.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and prospectus contain this and other information about the Company and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Technology Growth Capital, Inc.

Hercules Technology Growth Capital, Inc. (NYSE: HTGC), is a New York Stock Exchange traded specialty finance company focused on providing senior secured loans to entrepreneurial venture capital and private equity-backed companies in technology-related markets at all stages of development, including technology, biotechnology, life science, healthcare services and clean-tech industries.

Forward-Looking Statements

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market, and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:	Linda Wells
Market Street Partners
415-445-3236
linda@marketstreetpartners.com

OR

Hercules Technology Growth Capital, Inc.
Main, 650.289.3060 HT-HN
info@htgc.com
Sally Borg, 650.289.3066
sborg@htgc.com